UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 7, 2008

Xplore Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52697 (Commission File No.)	26-0563295 (I.R.S. Employer Identification No.)

14000 Summit Drive, Suite 900
Austin, Texas 78728

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(512) 336-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On February 13, 2008, Xplore Technologies Corp. (the “Company”) issued a press release announcing its financial results for the third quarter ended December 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

All of the information furnished in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 4.02.             Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 7, 2008, the Company’s Audit Committee determined that the Company’s accounting for the beneficial conversion feature of the Series C Convertible Preferred Stock and warrants issued in connection with its September 2007 private placement required adjustment. As a result, the Audit Committee, in consultation with management and the Company’s independent registered public accounting firm, concluded that the Company’s unaudited consolidated financial statements for the three and six months ended September 30, 2007 should no longer be relied upon.

Subsequent to their issuance, the Company determined that there was a mathematical error made in the calculation of the deemed dividends related to the beneficial conversion feature of its Series C Convertible Preferred Stock with respect to its unaudited consolidated financial statements for the three and six months ended September 30, 2007, which resulted in a $1,179,000 understatement of such amount for those periods. The correction of this error changes the net loss attributable to common shareholders for the three months ended September 30, 2007 from $3,226,000, as previously reported, to $4,405,000, as restated, and from $4,647,000, as previously reported, to $5,826,000, as restated, for the six months ended September 30, 2007. The correction of this error changes the loss per share attributable to common shareholders for the three months ended September 30, 2007 from $0.05, as previously reported, to $0.07, as restated, and from $0.07, as previously reported, to $0.09, as restated, for the six months ended September 30, 2007.

The Company has effected the restatement through the filing of an amended Quarterly Report on Form 10-Q/A for the period ended September 30, 2007. The correction of this error is non-cash in nature and will not impact the Company’s cash flow from operations or financial condition for the affected period.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

                99.1     Press Release of the Company dated February 13, 2008.*

*         This exhibit is furnished with this Current Report on Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

XPLORE TECHNOLOGIES CORP.

Date: February 13, 2008	By:	/s/ Michael J. Rapisand
Michael J. Rapisand
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Company dated February 13, 2008.